EXHIBIT 10.19B
                                                        EXECUTION COPY
                            AMENDMENT NO. 4
                     TO SECURITIZATION AGREEMENTS

          AMENDMENT NO. 4, dated as of October 16, 1998, among PAMECO SECURITIZATION CORPORATION, a Delaware company ("PSC"), PAMECO
CORPORATION, a Georgia company ("Pameco"), REDWOOD RECEIVABLES
CORPORATION ("Redwood") and GENERAL ELECTRIC CAPITAL CORPORATION, a New York company ("GECC").

          WHEREAS, Pameco, as originator (in such capacity, the "Originator") and PSC are parties to a Receivables Transfer Agreement, dated as of April 29, 1996 (as heretofore amended, supplemented or otherwise modified, the "Transfer Agreement");

          WHEREAS, PSC, as seller (in such capacity, the "Seller"), Redwood, as purchaser (in such capacity, the "Purchaser"), GECC, as operating agent (in such capacity, the "Operating Agent") and collateral agent (in such capacity, the "Collateral Agent") and Pameco, as servicer (in such capacity, the "Servicer") are parties to a Receivables Purchase and Servicing Agreement, dated as of April 29, 1996 (as heretofore amended, supplemented or otherwise modified, the "Purchase Agreement");

          WHEREAS, Redwood and GECC are parties to a Liquidity Loan Agreement, dated as of April 29, 1996 (as heretofore amended, supplemented or otherwise modified, the "Liquidity Agreement";
together with the Transfer Agreement and the Purchase Agreement, the "Securitization Agreements"); and

          WHEREAS, the parties hereto desire to amend the Securitization Agreements and certain ancillary documents and agreements referred to therein in the manner set forth in this Amendment.

          NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, the parties hereto agree as follows:


                               ARTICLE I
                              DEFINITIONS

          SECTION 1.1 DEFINITIONS. All capitalized terms used herein, unless otherwise defined, are used as defined in the Purchase Agreement.

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                                                                      2

                              ARTICLE II
                   AMENDMENTS TO TRANSFER AGREEMENT


          SECTION 2.1 AMENDMENT TO SECTION 7.04. Section 7.04(a) of the Transfer Agreement is hereby amended by deleting therefrom the amount "$60,000,000" as it appears therein and substituting therefor the amount "$100,000,000".

          SECTION 2.2 NEW PROMISSORY NOTE. On the effective date of this Amendment No. 4, Pameco shall execute and delivery to PSC a Promissory Note (the "New Promissory Note") substantially in the form of Annex A hereto, in substitution and exchange for, but not in payment of, that certain promissory note of Pameco dated April 7, 1998 made in favor of PSC in the principal amount of $60,000,000.


                              ARTICLE III
                   AMENDMENTS TO PURCHASE AGREEMENT

          SECTION 3.1 AMENDMENT TO SECTION 4.01. Section 4.01 of the Purchase Agreement is hereby amended by inserting the following new paragraph 4.01(dd) at the end thereof:

          "(dd) The Seller has completed a Year 2000 Assessment and has prepared a Year 2000 Corrective Plan, and on or before June 30, 1999, the Seller shall complete Year 2000 Corrective Actions and Year 2000 Implementation Testing and shall have eliminated all Year 2000 Mission Critical Problems except where the failure to eliminate the same could not reasonably be expected to have a Material Adverse Effect."

          SECTION 3.2 AMENDMENT TO SECTION 4.02. Section 4.02 of the Purchase Agreement is hereby amended by inserting the following new paragraph 4.02(l) at the end thereof:

          "(l) The Servicer has completed a Year 2000 Assessment and has prepared a Year 2000 Corrective Plan, and on or before June 30, 1999, the Servicer shall complete Year 2000 Corrective Actions and Year 2000 Implementation Testing and shall have eliminated all Year 2000 Mission Critical Problems except where the failure to eliminate the same could not reasonably be expected to have a Material Adverse Effect."

          SECTION 3.3 AMENDMENT TO SECTION 5.01. Section 5.01 of the Purchase Agreement is hereby amended by inserting the following new paragraph 5.01(j) at the end thereof:

          "(j) on or before June 30, 1999, the Seller shall complete Year 2000 Corrective Actions and Year 2000 Implementation Testing and shall eliminate all Year 2000 Mission Critical Problems, except where the failure to eliminate the same could not reasonably be expected to have a Material Adverse Effect."

          SECTION 3.4 AMENDMENT TO SECTION 6.01(c). Section 6.01(c) of the Purchase Agreement is hereby amended by inserting just after the final period the following: "The Seller and the Purchaser agree that prior to the Facility Termination Date, the Operating Agent, and from and after the Facility Termination Date, the Collateral Agent, shall have exclusive dominion and control of the Retention Account and all monies, instruments and other property from time to time on deposit therein".

          SECTION 3.5 AMENDMENT TO SECTION 6.02(a)(iii). Section 6.02(a)(iii) of the Purchase Agreement is hereby amended by inserting the words "and Insurance Draws" after the words "Seller LOC Draws".

          SECTION 3.6 AMENDMENT TO SECTION 6.02((a)(vi). Section 6.02(a)(vi) of the Purchase Agreement is hereby amended by inserting the words "and Additional Amounts" after the words "Indemnified
Amounts".

          SECTION 3.7 AMENDMENT TO SECTION 6.02(a)(viii). Section 6.02(a)(viii) of the Purchase Agreement is hereby amended by inserting just before the final period the words "or that the Seller elects to pay pursuant to Section 8.06(b) hereof".

          SECTION 3.8 AMENDMENT TO SECTION 6.03(c)(ii). Section 6.03(c)(ii) of the Purchase Agreement is hereby amended by deleting the parenthetical in the second line and inserting in its place the following parenthetical: (or, in the case of Indemnified Amounts or Additional Amounts for the account of the applicable Indemnified Party or Affected Party, respectively).

          SECTION 3.9 AMENDMENT TO SECTION 6.05. Section 6.05 of the Purchase Agreement is hereby amended by deleting it in its entirety and substituting therefor the following:

          "Section 6.05 LIQUIDATION SETTLEMENT PROCEDURES. On each Business Day on and after the Facility Termination Date, the Collateral Agent shall:

               (a) transfer all amounts then on deposit in the Retention Account to the Collection Account;

               (b) transfer all amounts in the Collection Account in the following priority:

                    (i) to the Deferred Purchase Price Sub-Account, an
               amount equal to all Deferred Purchase Price
               Collections; and

                    (ii) to the Capital Investment Sub-Account, the
               balance;

               (c) transfer all amounts in the Deferred Purchase Price Sub-Account (after making the transfers required by Section 6.05(b)), in the following priority:

                    (i) if an Event of Termination has occurred and a
               Successor Servicer has been appointed, to the Successor Servicer in an amount equal to its accrued and unpaid Successor Servicing Fees and Expenses;

                    (ii) to the Collateral Account for the account of
               the Purchaser, in an amount equal to, on any such Business Day on which the Capital Investment is being maintained through the issuance of Commercial Paper (to the extent such Capital Investment exceeds Transaction Liquidity Loans then outstanding), accrued and unpaid CP Interest through and including the date of maturity of the Commercial Paper maintaining such Capital Investment;

                    (iii) to the Insurer, any unpaid premiums then
               owing the Insurer under the Insurance Agreement;

                    (iv) if the Insurance Draws are then outstanding,
               to the Insurer, an amount equal to accrued and unpaid interest on the Insurance Draws to the extent amounts on deposit in the Deferred Purchase Price Sub-Account are allocated to this subparagraph (iv) pursuant to the terms of the Insurance Agreement;

                    (v) if there are Transaction Liquidity Loans then
               outstanding, to the Transaction Liquidity Agent on behalf of the Transaction Liquidity Providers, in an amount equal to accrued and unpaid interest on the Transaction Liquidity Loans;

                    (vi) to the Capital Investment Sub-Account:

                         (A) an amount equal to the Dilution Funded
                    Amount; and

                         (B) if there are Transaction Liquidity Loans
                    outstanding or Capital Investment exceeds the Transaction Liquidity Loans then outstanding, all amounts remaining in the Deferred Purchase Price Sub-Account, if any;

                    (vii) to the Letter of Credit Agent, if there are
               any outstanding LOC Draws in respect of the Seller, in an amount equal to accrued and unpaid interest on such outstanding LOC Draws;

                    (viii) to the Collateral Account, an amount equal
               to (A) accrued unpaid Daily Yield minus (B) the sum of
               (i) amounts paid pursuant to Sections 6.05(c)(ii) and 6.05(c)(iv), (ii) amounts paid pursuant to Section 6.05(c)(v), and (iii) amounts paid under Section 6.05(c)(vii);

                    (ix) if an Event of Servicer Termination has not
               occurred, to the Servicer in an amount equal to its accrued and unpaid Servicing Fee;

                    (x) upon payment in full of all amounts set forth
               in clauses (d)(i)-(d)(viii) below, to an account previously designated by the Seller, in partial payment of the Deferred Purchase Price, the balance, if any; and

               (d) transfer all amounts in the Capital Investment Sub-Account, in the following priority:

                    (i) to the Collateral Account for the account of
               the Purchaser, in an amount equal to,

                         (A) on any such Business Day on which Capital
                    Investment is being maintained through the issuance of Commercial Paper (to the extent such Capital Investment exceeds Transaction Liquidity Loans then outstanding), accrued and unpaid CP Interest through and including such date, to the extent not paid pursuant to Sections 6.05(c)(ii) and 6.05(c)(viii); and

                         (B) on any such Business Day on which Capital
                    Investment is being maintained through the issuance of Commercial Paper (to the extent such Capital Investment exceeds Transaction Liquidity Loans then outstanding), the principal of all Capital Investment in excess of such Transaction Liquidity Loans;

                    (ii) to the Insurer, to the extent amounts on
               deposit in the Capital Investment Sub-Account are allocated to this subparagraph (d)(ii) pursuant to the terms of the Insurance Agreement, unpaid premiums of the Insurer under the Insurance Agreement to the extent not paid under Section 6.05(c)(iii);

                    (iii) if Insurance Draws are then outstanding, to
               the Insurer, to the extent amounts on deposit in the Capital Investment Sub-Account are allocated to this subparagraph (d)(iii) pursuant to the terms of the Insurance Agreement, an amount equal to:

                         (A) accrued and unpaid interest on the
                    Insurance Draws to the extent not paid under
                    Section 6.05(c)(iv); and

                         (B) the outstanding amount of Insurance
                    Draws; and

                         (C) any other amounts owing to the Insurer
                    pursuant to the Insurance Policy or the Insurance Agreement, including, without limitation, any fees and expenses of the Insurer other than Additional Amounts and Indemnified Amounts;

                    (iv) if there are Transaction Liquidity Loans
               outstanding, to the Transaction Liquidity Agent on behalf of the Transaction Liquidity Providers, in an amount equal to:

                         (A) accrued and unpaid interest on the
                    Transaction Liquidity Loans to the extent not paid pursuant to Section 6.05(c)(v);

                         (B) the principal of outstanding Transaction
                    Liquidity Loans; and

                         (C) any other amounts, including any fees,
                    owing to the Transaction Liquidity Agent or Transaction Liquidity Providers in connection with the Transaction Liquidity Loans other than Additional Amounts and Indemnified Amounts;

                    (v) to the Collateral Agent for the account of the
               Purchaser, in an amount equal to:

                         (A) all Additional Amounts incurred and
                    payable to any Affected Party; and

                         (B) all Indemnified Amounts incurred and
                    payable to any Indemnified Party;

                    (vi) to the Letter of Credit Agent, if there are
               any outstanding LOC Draws in respect of the Seller, in an amount equal to:

                         (A) accrued and unpaid interest on such
                    outstanding LOC Draws to the extent not paid pursuant to Section 6.05(c)(vii);

                         (B) the principal of such outstanding LOC
                    Draws; and

                         (C) any other amounts, including fees, owing
                    to the Letter of Credit Agent in connection with such outstanding LOC Draws; and

                    (vii) to the Collateral Account, an amount equal
               to (A) accrued and unpaid Daily Yield minus (B) the sum of (i) amounts paid pursuant to Sections 6.05(c)(ii), 6.05(c)(iv), 6.05(c)(v), 6.05(c)(vii), 6.05(c)(viii),
               6.05(d)(i)(A), 6.05(d)(iii)(A), 6.05(d)(iv)(A) and
               6.05(d)(vi)(A);

                    (viii) if an Event of Servicer Termination has not
               occurred, to the Servicer in an amount equal to its accrued and unpaid Servicer Fee; and

                    (ix) upon payment in full of all amounts set forth
               in clauses (d)(i)-(d)(viii) above, to an account previously designated by the Seller, the balance, if any.

               (e) on the Facility Termination Date and after any date thereafter, on each such date by no later than 11:00 a.m. the Operating Agent shall transfer all amounts then on deposit in the Retention Account to the Collateral Account."

          SECTION 3.10 AMENDMENT TO SECTION 7.06. Section 7.06 of the Purchase Agreement is hereby amended by inserting the following new paragraph 7.06(j) at the end thereof:

          "(j) on or before June 30, 1999, the Servicer shall complete Year 2000 Corrective Actions and Year 2000 Implementation Testing and shall eliminate all Year 2000 Mission Critical Problems, except where the failure to eliminate the same could not reasonably be expected to have a Material Adverse Effect."

          SECTION 3.11  AMENDMENT TO SECTION 12.01(a).  Section
12.01(a) of the Purchase Agreement is hereby amended by inserting the words "the Insurer," after the words "Liquidity Provider," in the third line.

          SECTION 3.12 AMENDMENT TO SCHEDULE 3. Schedule 3 to the Purchase Agreement is amended by deleting therefrom the definitions of the terms "Daily Margin" and "Daily Default Margin" and by substituting the following new definitions of such terms in lieu thereof:

          "Daily Margin" and "Daily Default Margin" mean the following percentages divided by 360:

            Daily Margin         Daily Default Margin    Interest Coverage Ratio
            ------------         --------------------    -----------------------
               1.25%                   3.25%                Less than 1.75
               1.00%                   3.00%                Greater than or equal to 1.75
                                                              and less than 3.50
               0.75%                   2.75%                Greater than or equal to 3.50
                                                              and less than 5.50
               0.625%                  2.625%               Greater than or equal to 5.50

         The term "Interest Coverage Ratio" shall have the meaning ascribed to such term in the Credit Agreement.

                              ARTICLE IV
                         AMENDMENTS TO ANNEX X

          Section 4.1  AMENDMENTS TO ANNEX X.  Annex X is hereby
amended by:

               (a) inserting in the definition of "Affected Parties" the words ", the Insurer" after the words "any of the Liquidity Lenders,".

               (b) deleting from the definition of "Fee Letter" the date "April 7, 1998" and substituting therefor the date "October 16, 1998";

               (c) deleting from the definition of "Final Purchase Date" the date "March 10, 2003" and substituting therefor the date "August 6, 2003";

               (d) inserting the following new definitions in the appropriate alphabetical order:

          "Insurance Agreement" means the Insurance Agreement, dated as of October 16, 1998 among the Insurer, Redwood and GECC, as Operating Agent and as Collateral Agent and Insured Party.

          "Insurance Draws" means any payment made under the Insurance
     Policy.

          "Insurance Policy" means the Excess of Loss Insurance Policy issued by the Insurer under the Insurance Agreement.

          "Insurer" means Asset Guaranty Insurance Company and its successors and permitted assigns, as issuer of the Insurance
     Policy.

          "Material Adverse Effect" means a material adverse effect on
     (a) the business, assets, operations, prospects or condition (financial or otherwise) of the Seller or the Servicer, (b) the ability of the Seller or the Servicer to perform their respective obligations under the Purchase Agreement in accordance with its terms or (c) the Collateral or the Collateral Agent's liens on the Collateral or the priority of any such lien on the Collateral, other than, in each case, immaterial Collateral."

          "Third Party Interactives" shall mean all Persons with whom the Seller or the Servicer exchanges data electronically in the ordinary course of business, including, without limitation, customers, suppliers, third-party vendors, subcontractors, processors, converters, shippers and warehousemen.

          "Year 2000 Assessment" shall mean a comprehensive written assessment of the nature and extent of the Seller's and the Servicer's Year 2000 Mission Critical Problems and Year 2000 Mission Critical Date-Sensitive Systems/Components, including, without limitation, Year 2000 Mission Critical Problems regarding data exchanges with Third Party Interactives.

          "Year 2000 Corrective Actions" shall mean, as to the Seller and the Servicer, all actions necessary to eliminate such Person's Year 2000 Mission Critical Problems, including, without limitation, computer code enhancements and revisions, upgrades and replacements of Year 2000 Mission Critical Date-Sensitive Systems/Components, and coordination of such enhancements, revisions, upgrades and replacements with Third Party Interactives.

          "Year 2000 Corrective Plan"shall mean, with respect to the Seller and the Servicer, a comprehensive plan to eliminate such Person's Year 2000 Mission Critical Problems on or before June 30, 1999, including, without limitation, (i) computer code enhancements or revisions, (ii) upgrades or replacements of Year 2000 Mission Critical Date-Sensitive Systems/Components, (iii) test and validation procedures, (iv) an implementation time line and budget and (v) designation of specific employees who will be responsible for planning, coordinating and implementing each phase or subpart of the Year 2000 Corrective Plan.

          "Year 2000 Implementation Testing" shall mean, as to the Seller and the Servicer, (i) the performance of test and validation procedures regarding Year 2000 Corrective Actions on a unit basis and on a systemwide basis, (ii) the performance of test and validation procedures regarding data exchanges among the Seller's and the Servicer's Year 2000 Mission Critical Date-Sensitive Systems/Components and data exchanges with Third Party Interactives, and (iii) the design and implementation of additional Corrective Actions, the need for which has been demonstrated by test and validation procedures.

          "Year 2000 Mission Critical Date-Sensitive System/Component" shall mean, as to any Person, any mission critical system software, network software, applications software, data base, computer file, embedded microchip, firmware or hardware that accepts, creates, manipulates, sorts, sequences, calculates, compares or outputs calendar-related data accurately; such systems and components shall include, without limitation, mainframe computers, file server/client systems, computer workstations, routers, hubs, other network-related hardware, and other computer-related software, firmware or hardware and information processing and delivery systems of any kind and telecommunications systems and other communications processors, security systems, alarms, elevators and HVAC systems.

          "Year 2000 Mission Critical Problems" shall mean, with respect to the Seller and the Servicer, limitations on the capacity or readiness of the Seller's and the Servicer's Year 2000 Mission Critical Date-Sensitive Systems/Components to accurately accept, create, manipulate, sort, sequence, calculate, compare or output calendar date information with respect to calendar year 1999 or any subsequent calendar year beginning on or after January 1, 2000 (including leap year computations), including, without limitation, exchanges of information amount Year 2000 Mission Critical Date-Sensitive Systems/Components of the Seller and the Servicer and exchanges of information among the Seller and the Servicer and Year 2000 Mission Critical Date-Sensitive Systems/Components of Third Party Interactives and functionality of peripheral interfaces, firmware, and embedded microchips.

          (e) deleting the definition of "Investment Base" in its entirety and substituting therefor the following definition:

          "Investment Base" means, for any date, as disclosed in the most recently submitted Investment Base Certificate, an amount equal to the Outstanding Balance of Transferred Receivables that are Eligible Receivables minus Reserves in respect of such Eligible Receivables, plus for purposes of determining "Funding Base" under the Collateral Agent Agreement, at any time after the Facility Termination Date, so long as the Insurance Policy has not been terminated, the aggregate amount that would be available for drawing under the Insurance Policy if such date were the "Draw Date" thereunder, in each case as disclosed in the most recently submitted Investment Base Certificate or as otherwise determined by the Purchaser, the Operating Agent or the Collateral Agent based on Seller Collateral information available to any of them, including any information obtained from any audit or from any other reports with respect to the Seller Collateral, which determination shall be final, binding and conclusive on all parties to the Purchase Agreement."

               (f) deleting from the definition of "Maximum Purchase Limit" the amount "$60,000,000" and substituting therefor the amount "$100,000,000"; and

               (g) inserting in the definition of "Purchaser Secured Parties" the words "the Collateral Agent and the Insurer" after the words "Letter of Credit Providers".

               (h) inserting in the definition of "Related Documents" the words "the Insurance Policy and the Insurance Agreement" after the words "the Assignment".

               (i) inserting at the end of the definition of "Three Month Aged Receivable Ratio" the following: "For purposes of the Transfer Agreement, Purchase Agreement and Liquidity Loan
     Agreement, this ratio shall be based on a twelve month period instead of a three month period."


                               ARTICLE V
                AMENDMENTS TO LIQUIDITY AGREEMENT, ETC.

          SECTION 5.1. Amendment to Section 1.01. The definition of "Liquidity Commitment" appearing in Section 1.01 of the Liquidity Agreement is amended by deleting the number "$61,800,000" appearing therein and by inserting, in lieu thereof, the number "$103,000,000".

          SECTION 5.2    AMENDMENT TO FORM OF LIQUIDITY NOTES.
Exhibit C to the Liquidity Agreement is hereby amended by deleting such Exhibit in its entirety and by inserting, in lieu thereof, a new Exhibit C in the form of Annex B hereto.


                              ARTICLE VI
                    REPRESENTATIONS AND WARRANTIES

          SECTION 6.1 REPRESENTATIONS AND WARRANTIES OF PSC AND PAMECO. Each of PSC and Pameco represents and warrants that:

          (a   each of this Amendment No. 4 and the New Promissory
Note has been duly authorized, executed and delivered by each such party which is a signatory thereto;

          (b   each of this Amendment No. 4 and the New Promissory
Note constitutes the legal, valid and binding obligation of each such party which is a signatory thereto;

          (c   each of the representations and warranties of such
party set forth in the Securitization Agreements is true and correct as of the Amendment Effective Date (as defined below) and on such Amendment Effective Date is also made with respect to the Insurer; provided, that references in the Securitization Agreements to the Purchase Agreement and to the Transfer Agreement, shall be deemed references to the Purchase Agreement as amended by this Amendment No. 4 and to the Transfer Agreement as amended by this Amendment No. 4, respectively, and references to the Pameco Note shall be deemed references to the New Promissory Note.

          SECTION 6.2 REPRESENTATIONS AND WARRANTIES OF REDWOOD. Redwood represents and warrants that:

          (a) this Amendment No. 4 has been duly authorized, executed and delivered by Redwood;

          (b) this Amendment No. 4 constitutes the legal, valid and binding obligation of Redwood; and

          (c) each of the representations and warranties of Redwood set forth in the Securitization Agreements is true and correct as of the Amendment Effective Date (as defined below); PROVIDED, THAT references in the Securitization Agreements to the Purchase Agreement and to the Transfer Agreement, shall be deemed references to the Purchase Agreement as amended by this Amendment No. 4 and to the Transfer Agreement as amended by this Amendment No. 4, respectively, and references to the Pameco Note shall be deemed references to the New Promissory Note.


                              ARTICLE VII
                         CONDITIONS PRECEDENT

          SECTION 7.1 CONDITIONS PRECEDENT. This Amendment No. 4 shall become effective (the actual date of such effectiveness, the "Amendment Effective Date") as of the date first above written subject to satisfaction of the following conditions precedent: that the Purchaser, the Operating Agent and the Collateral Agent shall each have received the following, in form and substance satisfactory to the Operating Agent:

          (a) Counterparts hereof shall have been duly executed and delivered by the parties hereto;

          (b) PSC shall have received the New Promissory Note, executed and delivered by a duly authorized officer of Pameco;

          (c)  the Operating Agent, Redwood, the Seller and the
Servicer shall have executed and delivered the Fee Letter dated
October 16, 1998;

          (d) the Purchaser, Operating Agent and Collateral Agent shall have received the executed legal opinion (including confirmation of true sale opinion) of Kilpatrick Stockton LLP, counsel to the Seller and the Servicer, in form and substance satisfactory to the Operating Agent;

          (e) the Operating Agent shall have received a certificate of the Secretary or an Assistant Secretary of each of the Seller and the Servicer, dated as of the Amendment Effective Date, and certifying
(i) the names and true signatures of the officers authorized on its behalf to sign this Amendment No. 4, (ii) a copy of the such party's certificate of incorporation and by-laws, and (iii) a copy of the resolutions of the board of directors of such party approving this Amendment No. 4 and the related transactions to which it is a party, all in form and substance satisfactory to the Operating Agent. Such certificate shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded as of the date of such certificate;

          (f) the Operating Agent shall have received an Officer's Certificate from each of the Seller and the Servicer in the forms of Annexes C-1 and C-2 hereto, respectively;

          (g) PSC shall have received a certificate of the Secretary or an Assistant Secretary of the Originator, dated as of the Amendment Effective Date, and certifying (i) the names and true signatures of the officers authorized on its behalf to sign this Amendment No. 4 and the New Promissory Note, (ii) a copy of the Originator's certificate of incorporation and by-laws, and (iii) a copy of the resolutions of the board of directors of the Originator approving this Amendment No. 4 and the related transactions to which it is a party. Such certificate shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded as of the date of such certificate;

          (h) the Operating Agent shall have received rating agency letters from Moody's Investors Service and Standard & Poor's Rating Services affirming the rating of the Redwood commercial paper as "Prime-1" and "A-1+", respectively, after giving effect to this Amendment No. 4 and consummation of the transactions contemplated hereby; and

          (i) PSC and Pameco shall have taken such other actions and provided such documentation as the Operating Agent may request.


                             ARTICLE VIII
                             MISCELLANEOUS

          Section 8.1 COUNTERPARTS. This Amendment No. 4 may be executed on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

          SECTION 8.2 GOVERNING LAW. THIS AMENDMENT NO. 4 SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

          SECTION 8.3 EXPENSES. Pameco agrees to pay and reimburse the Operating Agent for all of its out-of-pocket costs and expenses incurred in connection with the negotiation, preparation, execution, and delivery of this Amendment No. 4, including the reasonable fees and expenses of counsel to the Operating Agent and the Collateral
Agent.
                                                                     14


          IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 4 to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                              PAMECO SECURITIZATION CORPORATION


                              By /s/ Mary M. McCulley
                                 Title:  VP


                              REDWOOD RECEIVABLES CORPORATION


                              By J [unreadable]
                                  Title: Assistant Secretary


                              PAMECO CORPORATION


                              By /s/ Theodore R. Kallgran
                                  Title: VP, CFO


                              GENERAL ELECTRIC CAPITAL
                              CORPORATION, as Operating Agent and
                              Collateral Agent


                              By /s/ Brice P. Schrin
                                  Title: Vice President


                              GENERAL ELECTRIC CAPITAL
                              CORPORATION, as Liquidity Agent


                              By /s/ Brice P. Schrin
                                  Title: Vice President


                              GENERAL ELECTRIC CAPITAL
                              CORPORATION, as Letter of Credit Agent and
                              Letter of Credit Provider


                              By_______________________________
                                  Title:

                                                               ANNEX A
                               [Form of]
                              PAMECO NOTE


$100,000,000.00                                            May 1, 1996
                                                  Amended and Restated
                                                      October 16, 1998

          FOR VALUE RECEIVED PAMECO CORPORATION, a Georgia corporation ("Pameco") hereby promises to pay to PAMECO SECURITIZATION CORPORATION (the "Lender"), for its account, the principal sum of ONE HUNDRED MILLION DOLLARS ($100,000,000) (or such lesser amount as shall equal the aggregate unpaid principal amount of the PRC Loans made by the Lender to Pameco under the Transfer Agreement referred to below), in lawful money of the United States of America and in immediately available funds immediately on the demand of the Lender.

          The date, amount and interest rate, of each PRC Loan made by the Lender to Pameco, and each payment made on account of the principal thereof, shall be recorded by the Lender on its books and, prior to any transfer of this Note, endorsed by the Lender on the schedule attached hereto or any continuation thereof.

          This Note is the Pameco Note referred to in the Receivables Transfer Agreement (as modified and supplemented and in effect from time to time, the "Transfer Agreement") dated as of the date hereof by and among Pameco and the Lender and evidences PRC Loans made by the Lender thereunder. Capitalized terms used in this Note and not defined herein have the respective meanings assigned to them in the Transfer Agreement.

          The Transfer Agreement provides for prepayments of PRC Loans upon the terms and conditions specified therein.

          Notwithstanding any other provisions contained in this Note, if at any time the rate of interest payable by Pameco under this Note, when combined with any and all other charges provided for in this Note, in the Purchase Agreement or in any other document (to the extent such other charges would constitute interest for the purpose of any applicable law limiting interest that may be charged on this
Note), exceeds the highest rate of interest permissible under applicable law (the "Maximum Lawful Rate"), then so long as the Maximum Lawful Rate would be exceeded the rate of interest under this Note shall be equal to the Maximum Lawful Rate. If at any time thereafter the rate of interest payable under this Note is less than the Maximum Lawful Rate, Pameco shall continue to pay interest under this Note at the Maximum Lawful Rate until such time as the total interest paid by Pameco is equal to the total interest that would have been paid had such applicable law not limited the interest rate payable under this Note. In no event shall the total interest received by the Lender under this Note exceed the amount which the Lender could lawfully have received had the interest due under this Note been calculated since the date of this Note at the Maximum Lawful Rate.

          If any payment under this Note falls due on a day which is not a Business Day, then such due date shall be extended to the next succeeding Business Day and interest (calculated at the Pameco Interest Rate for each day during the period then ending) shall be payable on the principal so extended.

          Pameco expressly waives presentment, demand, diligence, protest and all notices of any kind whatsoever with respect to this Note.

          This Note is made and delivered in New York, New York and shall be governed by, and construed in accordance with, the internal laws (without application of its conflict of laws provisions) of the State of New York.

          IN WITNESS WHEREOF, Pameco has caused this Note to be signed and delivered by its duly authorized officer as of the date set forth above.

                                 Very truly yours,

                                 PAMECO CORPORATION


                                 By:_________________________
                                 Name:
                                 Title:

                                                               ANNEX B

                     [NEW FORM OF LIQUIDITY NOTE]

                            PROMISSORY NOTE

                    Redwood Receivables Corporation

$103,000,000.00                                            May 1, 1996
                                                  Amended and Restated
                                                      October 16, 1998

          FOR VALUE RECEIVED, REDWOOD RECEIVABLES CORPORATION, a Delaware corporation (the "Company"), promises to pay to GENERAL ELECTRIC CAPITAL CORPORATION (the "Liquidity Lender"), or registered assigns, the principal sum of ONE HUNDRED THREE MILLION DOLLARS ($103,000,000) or, if less, the unpaid principal amount of the aggregate loans ("Liquidity Loans") made by the Liquidity Lender to the Company pursuant to the Liquidity Loan Agreement, dated as of April 29, 1996 (as amended, the "Liquidity Loan Agreement"), between the Company, the Liquidity Lender and General Electric Capital Corporation as agent for the Liquidity Lender (as agent, the "Liquidity Agent") on the dates specified in Sections 2.02(c), 4.02 and 4.03 of the Liquidity Loan Agreement, and to pay interest on the unpaid principal amount of the Note outstanding from time to time at the Liquidity Interest Rate provided in the Liquidity Loan Agreement and on the dates specified in Section 4.01 of the Liquidity Loan Agreement. Capitalized terms used in this Note and not defined herein have the respective meanings assigned to them in the Liquidity Loan Agreement.

          Notwithstanding any other provisions contained in this Note, if at any time the rate of interest payable by the Company under this Note, when combined with any and all other charges provided for in this Note, in the Liquidity Loan Agreement or in any other document (to the extent such other charges would constitute interest for the purpose of any applicable law limiting interest that may be charged on this Note), exceeds the highest rate of interest permissible under applicable law (the "Maximum Lawful Rate"), then so long as the Maximum Lawful Rate would be exceeded the rate of interest under this Note shall be equal to the Maximum Lawful Rate. If at any time thereafter the rate of interest payable under this Note is less than the Maximum Lawful Rate, the Company shall continue to pay interest under this Note at the Maximum Lawful Rate until such time as the total interest paid by the Company is equal to the total interest that would have been paid had such applicable law not limited the interest rate payable under this Note. In no event shall the total interest received by the Liquidity Lender under this Note exceed the amount which the Liquidity Lender could lawfully have received had the interest due under this Note been calculated since the date of this Note at the Maximum Lawful Rate.

          Payments of the principal of, premium, if any, and interest on this Note shall be made by the Company to the holder hereof by wire transfer of immediately available funds by 3:00 p.m. New York City time, in the manner and at the address specified for such purpose as provided in Section 4.04 of the Liquidity Loan Agreement, or in such manner or at such other address as the holder of this Note shall have specified in writing to the Company for such purpose, without the presentation or surrender of this Note or the making of any notation on this Note.

          If any payment under this Note falls due on a day which is not a Business Day, then such due date shall be extended to the next succeeding Business Day in such locations and interest (calculated at the Interest Rate in effect for the period then ending) shall be payable on the principal so extended.

          The Company expressly waives presentment, demand, diligence, protest and all notices of any kind whatsoever with respect to this Note.

          The holder hereof may, subject to the provisions of Article IX of the Liquidity Loan Agreement, sell, assign, transfer, negotiate, grant participations in or otherwise dispose of all or any portion of this Note and the indebtedness evidenced by this Note.

          This Note is secured by (i) the security interests assigned and granted to General Electric Capital Corporation, as collateral agent on behalf of, among others, the Liquidity Lender and the Liquidity Agent (in such capacity, the "Collateral Agent") from time to time pursuant to Purchase Agreement, and (ii) the security interests granted to the Collateral Agent pursuant to the Collateral Agent Agreement. The holder of this Note is entitled to the benefits of the Purchase Agreement and the Collateral Agent Agreement and may enforce the agreements of the Company contained in such agreements and exercise the remedies provided for by, or otherwise available in respect of, such agreements, all in accordance with the terms of such agreements. It an Event of Default shall occur and be continuing, the unpaid balance of the principal of this Note, together with accrued interest, may be declared and become due and payable in the manner with the effect provided in the Liquidity Loan Agreement and the Collateral Agent Agreement.

          This Note is made and delivered in New York, New York and shall be governed by, and construed in accordance with, the internal laws (without application of its conflict of laws provisions) of the State of New York.

          IN WITNESS WHEREOF, the Company has caused this Note to be signed and delivered by its duly authorized officer as of the date set forth above.

                                 Very truly yours,

                                 REDWOOD RECEIVABLES CORPORATION


                                 By:____________________________
                                 Name:
                                 Title: